Hatteras Core Alternatives Fund, L.P.
Hatteras Core Alternatives TEI Fund, L.P.
(the "Funds")

December 15, 2015

Supplement to the Prospectus and
Statement of Additional Information ("SAI")
dated July 29, 2015

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

1. On December 10, 2015, Raleigh Acquisition, LLC (the "Purchaser"), a newly formed Delaware limited liability company managed by the same persons who currently manage Hatteras Funds, LLC ("Hatteras"), entered into a membership interest purchase agreement (the "Purchase Agreement") with RCS Capital Corporation ("RCS") and RCS Capital Holdings, LLC, a direct wholly-owned subsidiary of RCS ("RCS Holdings" and together with RCS, the "Seller") and Hatteras, a wholly-owned subsidiary of the Seller. Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from Seller and Seller will sell to Purchaser, 100% of the limited liability company interests of Hatteras, and Purchaser will assume certain liabilities of Hatteras (the "Purchase").

The Purchase Agreement is subject to various conditions. When consummated, the Purchase will result in a change in control of Hatteras and, therefore, constitute an "assignment" within the meaning of the Investment Company Act of 1940 (the "1940 Act") of i) the existing investment advisory agreement between Hatteras and Hatteras Master Fund, L.P. (the "Master Fund"), the fund in which the Funds invest substantially all of their assets, and ii) the existing investment sub-advisory agreement among Hatteras, Morgan Creek Capital Management, LLC and the Master Fund. An investment advisory agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act. Consequently, a special meeting of the partners of the Master Fund will be held to vote on new investment advisory and sub-advisory agreements. Additional details will be contained in a proxy statement to be mailed to the Funds' partners in advance of the Master Fund's special meeting. The Purchase is expected to be consummated in the first quarter of 2016.

2. Resignation of Peter M. Budko

Effective December 9, 2015, Peter M. Budko no longer serves as a Director of the Funds. All references to Mr. Budko in each Statement of Additional Information should be disregarded in their entirety.

3. Fund Allocation Among Investment Strategies

Effective January 1, 2016, the section titled "Overview of Investment Process — Allocation Among Investment Strategies" on pages 29-30 of the Prospectus is deleted in its entirety and replaced with the following:

ALLOCATION AMONG INVESTMENT STRATEGIES. The allocation ranges are generally intended to be approximately as follows during normal market conditions. However, the actual allocations may vary from the ranges from time to time, including for substantial periods of time, when the Investment Managers deem such variances appropriate from a portfolio management standpoint.

Investment Strategy	Range Min.	Target	Max.
Private Investment Strategy(1)	30%	50%	70%
Hedge Fund Strategies	30%	50%	70%

(1)  Securities issued by Adviser Funds in the Private Investment Strategy may be more illiquid than securities issued by other Adviser Funds generally because such partnerships' underlying investments may tend to be less liquid than other types of investments. The Investment Managers anticipate that attractive opportunities to invest in such partnerships will typically occur only periodically, as the Advisers in this investment strategy often only raise capital for new partnerships when existing partnerships are substantially invested.

4. Change in Investment Amounts

Effective January 1, 2016, the first paragraph in the section "Funds Summary: The Offering" on page 16 of the Prospectus is deleted and replaced in its entirety with the following:

"The minimum initial investment in a Fund by any investor is $1,000,000, and the minimum additional investment in a Fund by any Partner is $100,000. However, each Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment advisor may have interests aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions to those interests are not less than $10,000."

In addition, effective January 1, 2016, each reference in the Funds' Prospectus and SAI to the minimum initial investment is changed to $1,000,000 and each reference to the minimum additional investment is changed to $100,000.

Please retain this Supplement with your Prospectus and SAI
for future reference